                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 22, 1998 included in Acsys Inc.'s Form 8-K dated November 17, 1998 and to all references to our Firm included in this registration statement.

                                    Arthur Andersen LLP


Philadelphia, PA
  November 20, 1998